Exhibit 99.2

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 is presented as if the acquisition of the McIntosh Portfolio had been consummated and leased as of January 1, 2004.

     This pro forma consolidated statement should be read in conjunction with the Hersha and McIntosh Portfolio historical financial statements and notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the acquisitions have been made based on management’s best estimates.

     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming such acquisitions had been completed as of January 1, 2005, nor is it indicative of the results of operations for future periods

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

	(A)	(B)
	Hersha Hospitality
	Trust	McIntosh Portfolio	Combined	Adjustments			Pro Forma
Revenue:
Percentage Lease Revenues - HHMLP	$1,192	$—	$1,192	$—			$1,192
Hotel Operating Revenues	49,370	8,457	57,827	—			57,827

Total Revenue	50,562	8,457	59,019	—			59,019
Operating Expenses:
Hotel Operating Expenses	31,557	6,505	38,062	—			38,062
Land Lease	779	—	779	—			779
Real Estate and Personal Property Taxes and Property Insurance	3,264	509	3,773	—			3,773
General and Administrative	3,200	460	3,660	—			3,660
Unrecognized Gain on Derivative	62	—	62	—			62
Depreciation and Amortization	7,194	1,664	8,858	(446)	(C	)	8,412

Total Operating Expenses	46,056	9,138	55,194	(446)			54,748

Operating Income	4,506	(681)	3,825	446			4,271

Interest Income	241	—	241	—			241
Interest Income - Secured Loans Related Party	1,498	—	1,498	—			1,498
Interest Income - Secured Loans	693	—	693	—			693
Other Revenue	176	—	176	—			176
Interest Expense	(6,130)	(1,840)	(7,970)	(479)	(D	)	(8,449)

Income (Loss) from continuing operations before income (loss) from joint venture investments, distributions to preferred unit holders and minority interests	984	(2,521)	(1,537)	(33)			(1,570)
Income from Unconsolidated Joint Venture Investments	481	—	481	—			481

Income (Loss) from continuing operations before distributions to preferred unit holders and minority interests	1,465	(2,521)	(1,056)	(33)			(1,089)
Distributions to Preferred Unitholders	(499)	—	(499)	—			(499)
(Income) Loss Allocated to Minority Interest in Continuing Operations	(126)	—	(126)	396	(E	)	270

Income (Loss) from Continuing Operations	$840	$(2,521)	$(1,681)	$363			$(1,318)

Earnings Per Share from Continuing Operations
Basic	$0.05						$(0.08)

Diluted	$0.05						$(0.08)

Weighted Average Common Shares Outstanding
Basic	16,391,805						16,391,805
Diluted	19,401,636						19,401,636

See notes to pro forma consolidated statement of operations

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s audited Consolidated Statement of Operations for the year ended December 31, 2004 as filed on Form 10-K, excluding discontinued operations.

(B)	Represents the historical statement of operations for the McIntosh Portfolio for the year ended December 31, 2004 included in the audited financial statements of McIntosh Motor Inns Portfolio.

(C)	Represents the adjustment to reflect the estimated depreciation on property of the McIntosh Portfolio after the allocation of purchase price, net of the amounts recorded for depreciation in the historical statement of operations for the McIntosh Portfolio. Depreciation is computed using the straight-line method and is based upon the estimated useful life of the asset. The pro forma adjustment is as follows:

	Purchase Price		Depreciation
	Allocated	Life	Expense
Land	$8,171	N/A	N/A
Building	39,699	40	993
Furniture & Fixtures	1,572	7	225

Total			$1,218
Less: McIntosh Portfolio historical depreciation			(1,664)

Pro Forma Adjustment			$(446)

(D)	Represents the adjustment to reflect the estimated annual interest expense for the McIntosh Portfolio on proceeds from the mortgage payable and borrowings under the line of credit facility to finance the acquisitions, net of interest expense included in the historical statement of operations for the McIntosh Portfolio. Included in the adjustment is amortization of deferred loan costs of $489 over the three year term of the loan. The pro forma adjustment is as follows:

		Weighted	Estimated
		Average	Interest
	Principal	Interest Rate	Expense
Mortgages Payable	$34,230	4.47%	1,530
Line of Credit	14,562	4.30%	626

Total			$2,156
Amortization of deferred loan costs			163
Less: McIntosh Portfolio historical interest expense			(1,840)

Pro Forma Adjustment			$479

The interest rate on the mortgage payable is LIBOR plus 3.0%. On July 1, 2005, Hersha entered into an interest rate cap, with an unaffiliated financial institution, which will effectively cap the interest rate on the $34,230 mortgage payable at 8.0%. This instrument has no impact on these pro forma financial statements.

(E)	Represents minority interest allocable to holders of units of limited partnership interest in our operating partnership. The cumulative minority interest effect of the McIntosh Portfolio is calculated by using the weighted average minority interest percentage of 15.5% for the year ended December 31, 2004, as follows:

Historical McIntosh Portfolio Net Loss	$2,521
Depreciation and Amortization Pro Forma Adjustment	(446)
Interest Expense Pro Forma Adjustment	479

Total	$2,554
Minority Interest Percentage	15.5%

Pro Forma Minority Interest Adjustment	$396

Unaudited Pro Forma Consolidated Financial Information

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Balance Sheet
As of March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

     The accompanying unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005 is presented as if the acquisition of the McIntosh Portfolio occurred on March 31, 2005.

     This pro forma consolidated statement should be read in conjunction with the Hersha and McIntosh Portfolio historical financial statements and notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the acquisition of the McIntosh Portfolio have been made based on management’s best estimates.

     The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of Hersha would have been assuming such acquisitions had been completed as of March 31, 2005, nor is it indicative of future financial positions of Hersha.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Balance Sheet
As of March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

	(A)	(B)
	Hersha	McIntosh
	Hospitality Trust	Portfolio	Combined
Assets:
Investment in Hotel Properties, net	$171,990	$49,442	$221,432
Due from Related Party	27,849	—	27,849
Other Assets (includes hotel assets held for sale of $18,806)	56,428	(650)	55,778

Total Assets	$256,267	$48,792	$305,059

Liabilities and Shareholders’ Equity:
Mortgages Payable	$97,395	$34,230	$131,625
Other Liabilities (includes debt related to hotel assets held for sale of $12,952)	25,359	14,562	39,921

Total Liabilities	122,754	48,792	171,546

Minority Interest:	18,174	—	18,174
Shareholders’ Equity:	115,339	—	115,339

Total Liabilities and Shareholders’ Equity	$256,267	$48,792	$305,059

See notes to pro forma consolidated balance sheet.

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Balance Sheet
As of March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents the unaudited Consolidated Balance Sheet of Hersha as of March 31, 2005 as filed on Form 10-Q.

(B)	Represents the purchase of the McIntosh Portfolio as if it had occurred on March 31, 2005 for $48,900 plus transaction expenses. The source of funding for the acquisition was a mortgage payable of $34,230; borrowings under line of credit of $14,562 and cash of $3,001.

The following are based on a preliminary allocation of purchase price and cash paid in the acquisition:

Land	$8,171
Building	39,699
Furniture and Fixtures	1,572

Investment in Hotel Properties	$49,442

Deferred Costs, net	$489
Escrow Deposits	1,576
Other Assets	286
Cash and Cash Equivalents	(3,001)

Other Assets	$(650)

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2005 is presented as if the acquisition of the McIntosh Portfolio had been consummated and leased as of January 1, 2005.

     This pro forma consolidated statement should be read in conjunction with the Hersha and McIntosh Portfolio historical financial statements and notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the acquisitions have been made based on managements best estimates.

     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming such acquisitions had been completed as of January 1, 2005, nor is it indicative of the results of operations for future periods.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

	(A)	(B)
	Hersha	Machintosh
	Hospitality Trust	Portfolio	Combined	Adjustments		Pro Forma
Revenue:
Percentage Lease Revenues — HHMLP	$—	$—	$—	$—		$—
Hotel Operating Revenues	12,800	2,267	15,067	—		15,067

Total Revenue	12,800	2,267	15,067	—		15,067
Operating Expenses:
Hotel Operating Expenses	9,278	1,510	10,788	—		10,788
Land Lease	183	—	183	—		183
Real Estate and Personal Property Taxes and Property Insurance	883	136	1,019	—		1,019
General and Administrative	990	95	1,085	—		1,085
Unrecognized Gain on Derivative	(4)	—	(4)	—		(4)
Depreciation and Amortization	1,963	415	2,378	(111	) (C)	2,267

Total Operating Expenses	13,293	2,156	15,449	(111)		15,338

Operating Loss	(493)	111	(382)	111		(271)

Interest Income	37	—	37	—		37
Interest Income — Secured Loans Related Party	1,000	—	1,000	—		1,000
Interest Income — Secured Loans	—	—	—	—		—
Other Revenue	27	—	27	—		27
Interest Expense	(1,875)	(505)	(2,380)	(223	) (D)	(2,603)

Loss from continuing operations before income (loss) from joint venture investments, distributions to preferred unit holders and minority interests	(1,304)	(394)	(1,698)	(112)		(1,810)
Income from Unconsolidated Joint Venture Investments	49	—	49	—		49

Loss from continuing operations before distributions to preferred unit holders and minority interests	(1,255)	(394)	(1,649)	(112)		(1,761)
Distributions to Preferred Unitholders	—	—	—	—		—
Loss Allocated to Minority Interest in Continuing Operations	261	—	261	62	(E)	323

Income from Continuing Operations	$(994)	$(394)	$(1,388)	$(50)		$(1,438)

Earnings Per Share from Continuing Operations
Basic	$(0.05)					$(0.07)

Diluted	$(0.05)					$(0.08)

Weighted Average Common Shares Outstanding
Basic	20,291,234					20,291,234
Diluted	23,133,671					23,133,671

See notes to pro forma consolidated statement of operations

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s Consolidated Statement of Operations for the three months ended March 31, 2005 as filed on Form 10-Q, excluding discontinued operations.

(B)	Represents the historical statement of operations for the McIntosh Portfolio for the three months ended March 31, 2005, included in the financial statements of McIntosh Motor Inns Portfolio.

(C)	Represents the adjustment to reflect the estimated depreciation on property of the McIntosh Portfolioafter the allocation of purchase price, net of the amounts for depreciation recorded in the historical statement of operations for the McIntosh Portfolio. Depreciation is computed using the straight-line method and is based upon the estimated useful life of the asset. The pro forma adjustment is as follows:

	Purchase Price		Depreciation
	Allocated	Life	Expense
Land	$8,171	N/A	N/A
Building	39,699	40	248
Furniture & Fixtures	1,572	7	56

Total			$304
Less: McIntosh Portfolio historical depreciation			(415)

Pro Forma Adjustment			$(111)

(D)	Represents the adjustment to reflect the estimated three month interest expense for the McIntosh Portfolio on proceeds from the mortgage payable and borrowings under the line of credit facility to finance the acquisitions, net of interest expense included in the historical statement of operations for the McIntosh Portfolio. Included in the adjustment is amortization of deferred loan costs of $489 over the three year term of the loan. The pro forma adjustment is as follows:

		Weighted	Estimated
		Average	Interest
	Principal	Interest Rate	Expense
Mortgages Payable	$34,230	5.59%	478
Line of Credit	14,562	5.75%	209

Total			$687
Amortization of deferred loan costs			41
Less: McIntosh Portfolio historical interest expense			(505)

Pro Forma Adjustment			$223

The interest rate on the mortgage payable is LIBOR plus 3.0%. On July 1, 2005, Hersha entered into an interest rate cap, with an unaffiliated financial institution, which will effectively cap the interest rate on the $34,230 mortgage payable at 8.0%. This instrument has no impact on these pro forma financial statements.

(E)	Represents minority interest allocable to holders of units of limited partnership interest in our operating partnership. The cumulative minority interest effect of the McIntosh Portfolio is calculated by using the weighted average minority interest percentage of 12.3% for the three months ended March 31, 2005, as follows:

Historical McIntosh Portfolio Net Loss	$394
Depreciation Pro Forma Adjustment	(111)
Interest Expense Pro Forma Adjustment	223

Total	$506
Minority Interest Percentage	12.3%

Pro Forma Minority Interest Adjustments	$62